                                                                    EXHIBIT 10.1
                             RMH TELESERVICES, INC.

                            1996 STOCK INCENTIVE PLAN



                  1. Purpose. RMH Teleservices, Inc., a Pennsylvania corporation (the "Company"), hereby adopts the RMH Teleservices, Inc. 1996 Stock Incentive Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by employees (including employees who are members of the Board of Directors) of the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, no par value (the "Common Stock"), and through the transfer or issuance of Common Stock. In addition, the Plan is intended as an additional incentive to directors of the Company who are not employees of the Company or an Affiliate to serve on the Board of Directors and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire Common Stock. Furthermore, the Plan may be used to encourage consultants and advisors of the Company to further the success of the Company.

                  2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

                           (a)      "Act" means the Securities Act of 1933.

                           (b)      "Affiliate" means a corporation which is a
parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code.

                           (c)      "Award" shall mean a transfer of Common
Stock made pursuant to the terms of the Plan.

                           (d)      "Award Agreement" shall mean the agreement
between the Company and a Grantee with respect to an Award made pursuant to the Plan.

                           (e)      "Board of Directors" means the Board of
Directors of the Company.

                           (f)      "Change of Control" shall have the meaning
as set forth in Section 9 of the Plan.

                           (g)      "Code" means the Internal Revenue Code of
1986, as amended.

                           (h)      "Committee" shall have the meaning set forth
in Section 3 of the Plan.

                           (i)      "Common Stock" shall have the meaning set
forth in Section 1 of the Plan.

                           (j)      "Company" means RMH Teleservices, Inc., a
Pennsylvania corporation.

                           (k)      "Disability" shall have the meaning set
forth in Section 22(e)(3) of the Code.

                           (l)      "Employee" means an employee of the Company
or an Affiliate.

                           (m)      "Exchange Act" means the Securities Exchange
Act of 1934, as amended.

                           (n)      "Fair Market Value" shall have the meaning
set forth in Subsection 8(b) of the Plan.

                           (o)      "Grantee" shall mean a person to whom an
Award has been granted pursuant to the Plan.

                           (p)      "ISO" means an Option granted under the Plan
which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

                           (q)      "Non-Employee Director" shall mean a member
of the Board of Directors of the Company who is a "non-employee" of the Company within the meaning of Rule 16b-3.

                           (r)      "Non-qualified Stock Option" means an Option
granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

                           (s)      "Option" means either an ISO or a
Non-qualified Stock Option granted under the Plan.

                           (t)      "Optionee" means a person to whom an Option
has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

                           (u)      "Option Document" means the document
described in Section 8 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

                           (v)      "Option Price" means the price at which
Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) of the Plan.

                           (w)      "Rule 16b-3" means Rule 16b-3 promulgated
under the Exchange Act.

                           (x)      "SAR" shall have the meaning set forth in
Section 11 of the Plan.

                           (y)      "Section 16 Officers" means any person who
is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Exchange Act or any successor rule.

                           (z)      "Shares" means the shares of Common Stock of
the Company which are the subject of Options or granted as Awards under the Plan.

                  3. Administration of the Plan. The Board of Directors may designate a committee or committees composed of two or more of directors, each of whom is a Non-Employee Director, to operate and administer the Plan with respect to all or a designated portion of the participants. Any such committee designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the "Committee." The provisions set forth herein, as it pertains to members of the Committee, may be administered by the Board of Directors.

                           (a)      Meetings. The Committee shall hold meetings
at such times and places as it may determine, shall keep minutes of its meetings, and shall adopt, amend and revoke such rules or procedures as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by a majority of its members shall be as effective as though it had been taken at a meeting duly called and held.

                           (b)      Exculpation. No member of the Board of
Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(b) shall not apply to (i) any breach of such member's duty of loyalty to the Company, an Affiliate, or the Company's stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law,
(iii) acts or omissions that would result in liability under applicable law, and
(iv) any transaction from which the member derived an improper personal benefit.

                           (c)      Indemnification. Service on the Committee
shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled, without further act on his part, to indemnity from the Company and limitation of liability to the fullest extent provided by applicable law and by the Company's Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

                           (d)      Interpretation.  The Committee shall have
the power and authority to interpret the Plan and to adopt rules and regulations for its administration that are not inconsistent with the express terms of the Plan. Any such actions by the Committee shall be final, binding and conclusive on all parties in interest.

                  4. Grants under the Plan. Grants under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.

                  5. Eligibility. All Employees, members of the Board of Directors and consultants and advisors to the Company shall be eligible to receive Options and Awards hereunder. Consultants and advisors shall be eligible only if they render bona fide services to the Company unrelated to the offer or sale of securities; provided, however, that the limitation contained in this sentence shall not apply to the extent that the inapplicability of such limitation will not disqualify the Common Stock from being eligible for registration on Form S-8 (or any successor form) under the Act. The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee.


                  6. Shares Subject to Plan. The aggregate maximum number of Shares for which Awards or Options may be granted pursuant to the Plan is nine hundred fifty thousand (950,000). The number of Shares which may be issued under the Plan shall be further subject to adjustment in accordance with
Section 10. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason or if Shares subject to an Award have been conveyed back to the Company pursuant to the terms of an Award Agreement, the Shares for which the Option was not exercised or the Shares that were conveyed back to the Company may again be the subject of one or more Options or Awards granted pursuant to the Plan.

                  7. Term of the Plan. The Plan is effective as of _______, 1996, the date on which it was adopted by the Board of Directors, subject to the approval of the Plan within one year after such date by the stockholders in the manner required by state law. If the Plan is not so approved by the stockholders, all ISO's granted under the Plan shall be null and void. No ISO may be granted under the Plan after _______, 2006.

                  8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for Federal income tax purposes. If any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

                           (a)      Number of Option Shares. Each Option
Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding anything herein to the contrary, no Optionee shall be granted Options during one fiscal year of the Company for more than one hundred thousand (100,000) Shares (such number to be subject to adjustment in accordance with Section 10).

                           (b)      Option Price.  Each Option Document shall
state the Option Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under
Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per share shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not traded in a public market, Fair Market Value shall be determined in good faith by the Committee.

                           (c)      Exercise. No Option shall be deemed to have
been exercised prior to the receipt by the Company of written notice of such exercise and (unless arrangements satisfactory to the Company have been made for payment through a broker in accordance with procedures permitted by Regulation P of the Federal Reserve Board) of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Act), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act),
(b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available,
(C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

                           (d)      Medium of Payment.  Subject to the terms of
the applicable Option Document, an Optionee shall pay for Shares (i) in cash,
(ii) by certified or cashier's check payable to the order of the Company, or
(iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation P of the Federal Reserve Board. The Optionee may also exercise the Option in any manner contemplated by Section 11. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate or certificates issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

                           (e)      Termination of Options.

                                    (i)     No Option shall be exercisable after
the first to occur of the following:

                                            (A)      Expiration of the Option
term specified in the Option Document, which, in the case of an ISO, shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                                            (B)      Except to the extent
otherwise provided in an Optionee's Option Document, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of the Optionee's employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

                                            (C)      The date, if any, set by
the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company;

                                            (D)      The occurrence of such
other event or events as may be set forth in the Option Document as causing an accelerated expiration of the Option; or

                                            (E)      Except as otherwise set
forth in the Option Document and subject to the foregoing provisions of this Subsection 8(e), three months after the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability or death or one year after such termination due to Optionee's Disability or death. With respect to this Subsection 8(e)(i)(E), the only Options that may be exercised during the three-month or one-year period, as the case may be, are Options which were exercisable on the last date of such employment or service and not Options which, if the Optionee were still employed or rendering service during such three-month or one-year period, would become exercisable, unless the Option Document specifically provides to the contrary. The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.

                                    (ii)    Notwithstanding the foregoing, the
Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

                                    (iii)   Notwithstanding anything to the
contrary contained in the Plan or an Option Document, an ISO shall be treated as a Non-qualified Stock Option to the extent such ISO is exercised at any time after the expiration of the time period permitted under the Code for the exercise of an ISO.

                           (f)      Transfers.  No Option granted under the Plan
may be transferred, except by will or by the laws of descent and distribution except as otherwise set forth in the Option Document or to the extent that the Committee otherwise determines.

                           (g)      Limitation on ISO Grants. To the extent that
the aggregate fair market value of the shares of Common Stock (determined at the time the ISO is granted) with respect to which ISO's under all incentive stock option plans of the Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such ISO's shall, to the extent of such excess, be treated as Non-qualified Stock Options.

                  (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

                  (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend any Option Document or Award Agreement issued to an Optionee or Award holder, subject to the Optionee's or Award holder's consent if such amendment is not favorable to the Optionee or Award holder, or if such amendment has the effect of changing an ISO to a Non-Qualified Stock Option, except that the consent of the Optionee or Award holder shall not be required for any amendment made pursuant to Subsection 8(e)(i)(C) or Section 9 of the Plan, as applicable.

         9. Change of Control. In the event of a Change of Control, the Committee may take whatever actions it deems necessary or desirable with respect to any of the Options outstanding which need not be treated identically, including, without limitation, accelerating (a) the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees, or (b) the exercisability of the Option. Notwithstanding the foregoing, in the event of a Change of Control, Options granted pursuant to the Plan will become automatically exercisable in full but only with respect to those Optionees who, in the good faith determination of the Board of Directors, are likely to have their relationship with the Company or any Affiliate of the Company terminated (including constructive termination through a significant decrease in authority, responsibility or overall total compensation) as a result of such Change of Control.

                  A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events:

         (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any subsidiary of the Company, any "person" (as hereinabove defined) acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any "person" (as hereinabove defined) who, on the date the Plan is effective, shall have been the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of or have voting control over shares of capital stock of the Company possessing more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities) is or becomes the "beneficial owner" (as hereinabove defined), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

         (ii) during any period of not more than two consecutive years (not including any period prior to the date the Plan is effective), individuals who at the beginning of such period constitute the Board of Directors , and any new director (other than a director designated by a "person" (as hereinabove defined) who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 9) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

         (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or other legal entity, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) (other than a "person" who, on the date the Plan is effective, shall have been the "beneficial owner" (as hereinabove defined) of or have voting control over shares of capital stock of the Company possessing more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities;

         (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect); or

         (v) a "change of control" as hereinafter defined by the Board of Directors for the express purposes of this Plan has occurred.

         10. Adjustments on Changes in Capitalization.

                  (a) In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are outstanding on the date of grant and which are convertible into Common Stock) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the aggregate number of shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding Options, if the Company shall be reorganized, consolidated, or merged with another corporation or other legal entity, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of his or her Option the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of Shares covered by his or her Option.

                  (b) Any adjustment under this Section 10 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

                  (c) The Committee shall have authority to determine the adjustments to be made under this Section , and any such determination by the Committee shall be final, binding and conclusive.

         11. Stock Appreciation Rights (SARs).

                  (a) In General. Subject to the terms and conditions of the Plan, the Committee may, in its sole and absolute discretion, grant to an Optionee the right to surrender an Option to the Company, in whole or in part, and to receive in exchange therefor payment by the Company of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to such Option, or portion thereof, so surrendered (determined in the manner described in section 8(b) as of the date the SARs are exercised) over the exercise price to acquire such shares (which right shall be referred to as an "SAR"). Except as may otherwise be provided in an Option Document, such payment may be made, as determined by the Committee in accordance with subsection 11(c) below and set forth in the Option Document, either in shares of Common Stock or in cash or in any combination thereof.

                  (b) Grant. Each SAR shall relate to a specific Option granted under the Plan and shall be granted to the Optionee concurrently with the grant of such Option by inclusion of appropriate provisions in the Option Document pertaining thereto. The number of SARs granted to an Optionee shall not exceed the number of shares of Common Stock which such Optionee is entitled to purchase pursuant to the related Option. The number of SARs held by an Optionee shall be reduced by (i) the number of SARs exercised under the provisions of the Option Document pertaining to the related Option, and (ii) the number of shares of Common Stock purchased pursuant to the exercise of the related Option.

                  (c) Payment. The Committee shall have sole discretion to determine whether payment in respect of SARs granted to any Optionee shall be made in shares of Common Stock, or in cash, or in a combination thereof. If payment is made in Common Stock, the number of shares of Common Stock which shall be issued pursuant to the exercise of SARs shall be determined by dividing
(i) the total number of SARs being exercised, multiplied by the amount by which the Fair Market Value (as determined under section 8(b)) of a share of Common Stock on the exercise date exceeds the exercise price for shares covered by the related Option, by (ii) the Fair Market Value of a share of Common Stock on the exercise date of the SARs. No fractional share of Common Stock shall be issued on exercise of an SAR; cash may be paid by the Company to the individual exercising an SAR in lieu of any such fractional share. If payment on exercise of an SAR is to be made in cash, the individual exercising the SAR shall receive in respect of each share to which such exercise relates an amount of money equal to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the exercise price for shares covered by the related Option.

                  (d) Limitations. SARs shall be exercisable at such times and under such terms and conditions as the Committee, in its sole and absolute discretion, shall determine; provided, however, that an SAR may be exercised only at such times and by such individuals as the related Option under the Plan and the Option Agreement may be exercised.

         12. Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee may from time to time require which are not inconsistent with the terms of the Plan.

                  (a) Number of Shares. Each Award Agreement shall state the number of shares of Common Stock to which it pertains.

                  (b) Purchase Price. Each Award Agreement shall specify the purchase price, if any, which applies to the Award. If the Board specifies a purchase price, the Grantee shall be required to make payment on or before the date specified in the Award Agreement. A Grantee shall pay for Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.

                  (c) Grant. In the case of an Award which provides for a grant of Shares without any payment by the Grantee, the grant shall take place on the date specified in the Award Agreement. In the case of an Award which provides for a payment, the grant shall take place on the date the initial payment is delivered to the Company, unless the Committee or the Award Agreement otherwise specifies. Stock certificates evidencing Shares granted pursuant to an Award shall be issued in the sole name of the Grantee. Notwithstanding the foregoing, as a precondition to a grant, the Company may require an acknowledgment by the Grantee as required with respect to Options under Section 8.

                  (d) Conditions. The Committee may specify in an Award Agreement any conditions under which the Grantee of that Award shall be required to convey to the Company the Shares covered by the Award. Upon the occurrence of any such specified condition, the Grantee shall forthwith surrender and deliver to the Company the certificates evidencing such Shares as well as completely executed instruments of conveyance. The Committee, in its discretion, may provide that certificates for Shares transferred pursuant to an Award be held in escrow by the Company or an officer of the Company until such time as each and every condition has lapsed and that the Grantee be required, as a condition of the Award, to deliver to such escrow agent or Company officer stock powers covering the Award Shares duly endorsed by the Grantee. Unless otherwise provided in the Award Agreement, distributions made on Shares held in escrow will be deposited in escrow, to be distributed to the party becoming entitled to the Shares on which the distribution was made. Stock certificates evidencing Shares subject to conditions shall bear a legend to the effect that the Common Stock evidenced thereby is subject to repurchase or conveyance to the Company in accordance with an Award made under the Plan and that the Shares may not be sold or otherwise transferred.

                  (e) Lapse of Conditions. Upon termination or lapse of each and every forfeiture condition, if any, the Company shall cause certificates without the legend referring to the Company's repurchase right (but with any other legends that may be appropriate) evidencing the Shares covered by the Award to be issued to the Grantee upon the Grantee's surrender of the legended certificates held by him or her to the Company.

                  (f) Rights as Stockholder. Upon payment of the purchase price, if any, for Shares covered by an Award and compliance with the acknowledgment requirement of subsection 12(c), the Grantee shall have all of the rights of a stockholder with respect to the Shares covered thereby, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Award Agreement.

         13. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of Shares as to which Options may be granted without obtaining approval, within twelve months before or after such action, by the stockholders in the manner required by state law. Notwithstanding anything herein to the contrary, the Committee may, at its sole discretion, amend the Plan and any outstanding Option or Award to (i) eliminate any provision it determines is no longer required to comply with Rule 16b-3 as a result of revisions to Rule 16b-3 which are generally effective after the date the Plan is effective or (ii) provide the holder of the Option or Award an exemption from potential liability under
Section 16(b) of the Exchange Act and the rules and regulations thereunder.

         14. No Commitment to Retain. The grant of an Option or Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee or Grantee as an employee, consultant or advisor of the Company or any Affiliate, as a member of the Board of Directors or in any other capacity.

         15. Withholding of Taxes. In connection with any event relating to an Option or Award, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or
(b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligations under the Plan shall be conditioned on the Optionee's or Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

         16. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Exchange Act.